                               AMENDMENT NO. 4 TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                             FUND MANAGEMENT COMPANY

     The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware statutory trust, and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended to abolish Cash Assets Portfolio as follows:

     Appendix A of the Agreement is hereby deleted in its entirely and replaces with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST

GOVERNMENT & AGENCY PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class
   Sweep Class

GOVERNMENT TAXADVANTAGE PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class
   Sweep Class

LIQUID ASSETS PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class
   Sweep Class

STIC PRIME PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class
   Sweep Class

TREASURY PORTFOLIO

   Cash Management Class
   Corporate Class
   Institutional Class
   Personal Investment Class
   Private Investment Class
   Reserve Class
   Resource Class
   Sweep Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: October 30, 2007

                                        SHORT-TERM INVESTMENTS TRUST


Attest: /s/ Stephen R. Rimes            By: /s/ Karen Dunn Kelley
        -----------------------------       ------------------------------------
Name: Stephen R. Rimes                  Name: Karen Dunn Kelley
Title: Assistant Secretary              Title: President
(SEAL)


                                        FUND MANAGEMENT COMPANY


Attest: /s/ Stephen R. Rimes            By: /s/ Karen Dunn Kelley
        -----------------------------       ------------------------------------
Name: Stephen R. Rimes                  Name: Karen Dunn Kelley
Title: Assistant Secretary              Title: President
(SEAL)